UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	98-1545859
(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2021, Markforged Holding Corporation announced its financial results for the fiscal quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Investors and others should note that the Company routinely announces material information to investors and the marketplace using filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, public conference calls, presentations, webcasts and the Markforged Holding Corporation Investor Relations website.

The Company also intends to use the following social media channels as a means of disclosing information about the company and its products to its customers, investors and the public:

•	Twitter: @markforged, https://twitter.com/markforged

•	Facebook: @markforged, https://facebook.com/markforged

•	Instagram: @markforged, https://instagram.com/markforged

•	LinkedIn: https://www.linkedin.com/company/markforged/

•	The list of channels may be updated from time to time on the Markforged Holding Corporation Investor Relations website.

The information posted on the Markforged Holding Corporation Investor Relations website and/or social media channels is not incorporated by reference in this report or in any other report or document the Company files with the SEC. While not all of the information that the Company posts to the Markforged Holding Corporation Investor Relations website or to social media accounts is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on its webpage at https://investors.markforged.com and to sign up for and regularly follow the Company’s social media accounts. Users may automatically receive email alerts and other information about the Company when enrolling an email address by selecting “Sign Up Today” at the webpage at https://investors.markforged.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the registrant on November 10, 2021, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: November 10, 2021	By:	/s/ Mark Schwartz
Mark Schwartz
Chief Financial Officer